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                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below, except for The BlackRock Government Income Trust, Global Utility Fund, Inc. and Nicholas-Applegate Fund, Inc. See ``How the Fund is Managed - Manager'' in the Prospectus of each Fund. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisers. It insures or provides other financial services to more than 50 million people worldwide --to more than one of every five people in the United States. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than
1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by PSI for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

                                                                          (over)

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    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
The BlackRock Government Income Trust                                                     August 31, 1995
Command Government Fund                                                                   August 31, 1995
Command Money Fund                                                                        August 31, 1995
Command Tax-Free Fund                                                                     August 31, 1995
Global Utility Fund, Inc.                                                                 February 1, 1995
Nicholas-Applegate Fund, Inc.                                                             March 6, 1995
  Nicholas-Applegate Growth Equity Fund
Prudential California Municipal Fund
  California Money Market Series                                                          December 30, 1994
Prudential Government Securities Trust
  Money Market Series                                                                     August 1, 1995
  U.S. Treasury Money Market Series                                                       August 1, 1995
Prudential Institutional Liquidity Portfolio, Inc.                                        May 30, 1995
  Institutional Money Market Series
Prudential MoneyMart Assets                                                               February 28, 1995
Prudential Municipal Series Fund
  Connecticut Money Market Series                                                         December 30, 1994
  Massachusetts Money Market Series                                                       December 30, 1994
  New Jersey Money Market Series                                                          December 30, 1994
  New York Money Market Series                                                            December 30, 1994
Prudential Special Money Market Fund                                                      August 29, 1995
  Money Market Series
Prudential Tax-Free Money Fund, Inc.                                                      August 1, 1995

MF950C-13

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